Scudder
Greater Europe
Growth Fund

Annual Report
October 31, 1997

Pure No-Load(TM) Funds

For investors seeking long-term growth of capital through investment primarily in the equity securities of European companies.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                                    In Brief

o Scudder Greater Europe Growth Fund provided a strong total return of 24.47% for the fiscal year ended October 31, 1997. For the three-year period ended October 31, 1997, the Fund was ranked second out of 37 European Region funds tracked by Lipper Analytical Services, with an average annual return of 21.46% versus 16.04% over the same period for the Lipper average. Moreover, the only fund in the Lipper peer group to outperform Scudder Greater Europe Growth Fund over the period was a fund that focuses its investments in a single country (the Netherlands), rather than a broad-based regional vehicle such as your Fund.

o Recent stock market performance has been led by the "peripheral" markets of Spain, Portugal, and Italy, where interest rates continued to converge towards the lower rates of "core" European countries Germany and France.

o Morningstar assigned the Fund an overall rating of 5-stars (out of five stars) for its risk-adjusted performance among 637 international equity funds as of October 31, 1997^1.


^1 Source: Morningstar. Ratings are subject to change monthly and are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day T-bill returns. The Fund received a 5-star rating for the three-year period among 637 international equity funds. In an investment category, the top 10% of funds receive 5 stars and the next 22.5% receive 4 stars. Past performance is no guarantee of future results.


                                Table of Contents

   3  Letter from the Fund's Chairman     21  Notes to Financial Statements
   4  Performance Update                  25  Report of Independent Accountants
   5  Portfolio Summary                   26  Tax Information
   6  Portfolio Management Discussion     26  Officers and Directors
  10  Glossary of Investment Terms        27  Stockholder Meeting Results
  12  Investment Portfolio                29  Investment Products and Services
  17  Financial Statements                30  Scudder Solutions
  20  Financial Highlights


                     2 - Scudder Greater Europe Growth Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

     We are pleased to present the annual report for Scudder Greater Europe Growth Fund, covering the 12-month period ended October 31, 1997.

     As detailed in the management discussion that follows, the Fund provided a strong total return for the period of 24.47%. Moreover, Scudder Greater Europe Growth Fund recently attained its three-year anniversary, and the Fund has received strong ratings for long-term performance versus its peers, including a five-star rating from Morningstar (please see In Brief on page 2 for more details).

     Many governments in Europe are exercising fiscal discipline in preparation for the region's monetary union, scheduled for the beginning of 1999. In addition, the economies and corporate sectors of Europe are at varying stages in the process of reform and restructuring, providing a range of opportunities to invest for growth. We believe your Fund is well-positioned to capitalize on the economic changes sweeping across Europe, and thank you for your continued investment in Scudder Greater Europe Growth Fund.

     Recent volatility in world stock markets has highlighted the importance of maintaining a diversified investment portfolio. As an investor in Scudder Greater Europe Growth Fund, you already know that a well-rounded investment program should include international stocks, in addition to domestic equity, fixed-income, and cash holdings. For most investors, a properly diversified portfolio combined with a long-term perspective based on one's financial objectives has proven the best approach.

     If you have any questions regarding Scudder Greater Europe Growth Fund or any other Scudder fund, please do not hesitate to call Investor Relations at 1-800-225-2470.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder Greater Europe Growth Fund

                     3 - Scudder Greater Europe Growth Fund

PERFORMANCE UPDATE as of October 31, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
10/31/97        $10,000   Cumulative  Annual
---------------------------------------------
SCUDDER GREATER EUROPE GROWTH FUND
TICKER SYMBOL:    SCGEX
---------------------------------------------
1 Year          $ 12,447    24.47%     24.47%
Life of Fund*   $ 18,186    81.86%     21.58%
---------------------------------------------
MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) EUROPE INDEX
---------------------------------------------
1 Year          $ 12,599     25.99%    25.99%
Life of Fund*   $ 16,754     67.54%    18.75%
---------------------------------------------
*The Fund commenced operations on October 10, 1994.
 Index comparisons begin October 31, 1994.

----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Scudder Greater Europe Growth Fund
Year            Amount
----------------------
10/94*         $10,000
4/95           $10,371
10/95          $11,506
4/96           $12,981
10/96          $14,395
4/97           $15,767
10/97          $17,917

Morgan Stanley Capital International
(MSCI) Europe Index
Year            Amount
----------------------
10/94*         $10,000
4/95           $10,597
10/95          $11,321
4/96           $12,288
10/96          $13,299
4/97           $14,863
10/97          $16,754

The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged capitalization-weighted measure of 14 stock markets in Europe. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED OCTOBER 31

                               1994*       1995        1996        1997
                             ---------------------------------------------
NET ASSET VALUE.........     $12.18      $13.99      $17.20      $21.17
INCOME DIVIDENDS........     $   --      $  .02      $  .11         .06
CAPITAL GAINS
DISTRIBUTIONS...........     $   --      $   --      $  .14         .14
FUND TOTAL RETURN (%)...       1.50       15.06       25.11       24.47
INDEX TOTAL RETURN (%)..         --       13.21       17.47       25.99

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the one year and life of Fund periods would have been lower.

                     4 - Scudder Greater Europe Growth Fund

PORTFOLIO SUMMARY as of October 31, 1997
---------------------------------------------------------------------------
GEOGRAPHICAL
(Excludes 0.3% Cash Equivalents)
---------------------------------------------------------------------------
United Kingdom                     24%
France                             20%
Germany                            12%
Switzerland                         9%
Italy                               8%
Portugal                            6%
Netherlands                         6%
Finland                             5%
Spain                               4%
Other                               6%
--------------------------------------
                                  100%
--------------------------------------
More than half of the Fund's equity
holdings are in the large markets of
the UK, France and Germany.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS
(Excludes 0.3% Cash Equivalents)
--------------------------------------------------------------------------
Financial                          29%
Manufacturing                      13%
Service Industries                  9%
Health                              8%
Durables                            7%
Technology                          7%
Consumer Discretionary              5%
Energy                              5%
Communications                      4%
Other                              13%
--------------------------------------
                                  100%
--------------------------------------
The European financial sector's ongoing
consolidation in preparation for EMU
presents a number of opportunities.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(19% of Portfolio)
--------------------------------------------------------------------------
1.   MISYS PLC
     Software and hardware computer solutions, support and data services for various industries
2.   AVIS EUROPE PLC
     Car rental services
3.   DASSAULT SYSTEMES S.A.
     Computer aided design, manufacturing and engineering software products
4.   SKANDIA FOERSAEKRINGS AB
     Financial conglomerate
5.   NOVARTIS AG
     Pharmaceutical company
6.   ACCOR SA
     Catering, hotels, travel services
7.   ASSURANCES GENERALES DE FRANCE
     Health, life, fire, accident and special risk insurance
8.   ASSICURAZIONI GENERALI SPA
     Life and property insurance company
9.   BARCLAYS PLC
     Commercial and investment banking,
     insurance and other financial services
10.  PHILIPS ELECTRONICS NV
     Leading manufacturer of electrical equipment

Top holdings include major financial
companies and business software
developers.

For more complete details about the Fund's investment portfolio, see page 12. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                     5 -- Scudder Greater Europe Growth Fund

                         Portfolio Management Discussion
Dear Shareholders,

Scudder Greater Europe Growth Fund provided a total return of 24.47% for the fiscal year ended October 31, 1997. While the Fund's return slightly lagged the MSCI Europe Index return of 25.99% for the 12 months under review, Scudder Greater Europe Growth Fund ranked in the top third of European regional funds for the period. Moreover, the Fund held up well during the last quarter's weakness, which saw European markets lose ground as concerns over the difficulties of Asian markets infected global equity markets. The MSCI index of European markets fell 1.65% for the quarter ending October 31, 1997, while the Fund managed to post a positive return of 0.38% for the period.

                             Review: Smaller Markets
                                Lead Performance

Favorable interest rates, a strong U.S. dollar (which helps the competitiveness of European exporters) and rising corporate earnings underpinned the upward move of European equities over the last 12 months. Stock market performance was led by the "peripheral" markets of Spain, Portugal, and Italy, where interest rates continued to converge toward the lower rates of "core" European countries Germany and France. The southern countries benefited from the growing conviction that they would participate in the first wave of European Monetary Union (EMU) set to begin on January 1, 1999. Both Spain and Portugal have put their fiscal houses in order and will comfortably meet the Maastricht criteria. Italy is facing more of a struggle with budget issues, but has demonstrated broad-based commitment to joining EMU in the first round. All three of these southern European countries continued to move ahead in the privatization process with great success this year, as domestic investors showed high enthusiasm, oversubscribing many of the issues on offer. The Fund's longer term privatization holdings of Telefonica de Espana, Portugal Telecom, and Telecom Italia turned in outstanding performances ranging from 36% to 95% (in U.S. dollar terms). The Fund's more recent participations in new offerings Aeroporti di Roma and EDP have also outperformed the averages thus far.

At the northern periphery of Europe, Finland stood out in performance this year, jumping 47% in U.S. dollar terms. Nokia, the globally important manufacturer of cellular telecommunications equipment, accounted in large part for this rise, as it constitutes over 35% of the Finnish market and shot up some 90% over the period. The Fund has had a longstanding position in Nokia, and we took some profits in late October as its share price surged to new highs.

Two of the largest European markets, France and Germany, failed to keep pace with many of the smaller markets over the last twelve months. France, suffering from an unpopular government, fiscal restraint, high unemployment, and a general lack of confidence, was surprised by a snap election in late spring that resulted in a change of government with Socialist Lionel Jospin taking charge as Prime Minister. The new government did not justify the worst fears or fulfill the best hopes of investors. Public confidence rose and the economy began to pick up, as Prime Minister Jospin confirmed his support of the euro and allowed

                     6 - Scudder Greater Europe Growth Fund
some privatizations to proceed. However, the Socialists disappointed the markets with an increase in corporate taxation and a program to shorten the work week to 35 hours. Despite the difficult market background, a number of the Fund's best performing stocks over the last year were French, including Cap Gemini (+63%), Rhone Poulenc (+49%) and Total (+42%).

The German market was buoyant earlier in the year, with the DAX index hitting new highs in July, propelled by a rising U.S. dollar, merger activity, corporate restructurings, and the prospect of structural economic reform. But as the year progressed, two critical elements of structural change required in Germany -- pension and tax reform -- stalled in the legislature. In addition, still rising unemployment and falling tax receipts have hindered Germany's efforts to meet the Maastricht criteria. Against this discouraging background, the German equity market began to lose steam. The spreading financial problems of the Asian and other emerging markets coupled with the retreat of the U.S. dollar aroused further fears and the German market tumbled nearly 10% in the last quarter.

The Fund suffered limited damage from Germany's decline, having cut back to an underweighted position in that country. But Volkswagen, a highly profitable holding for the Fund, fell sharply during this last quarter due to concerns over the company's exposure to the Brazilian markets and the company's proposed equity rights issue. A bright spot was SAP, the software company and long established Fund holding, which managed to rise by 20% even in the last quarter, contributing to a return of 121% over the last twelve months.

                Strengthening Economies Support European Equities

There are a number of encouraging factors shaping the European investment environment as we look toward 1998. Economic indicators are strengthening, with growth broadening from the smaller peripheral economies and the United Kingdom to the large, lagging economies of France, Italy and Germany. Business and consumer confidence is on the rise. European export growth has been robust for some time, but domestic demand is also picking up as unemployment is stabilizing and fiscal policies are turning more accommodative. Recent concerns that developments in Asia may cut off the European economic upturn appear overblown at this stage. On an overall basis, Europe's direct exposure is limited, as exports to Asia account for less than 7% of the region's GDP. With stronger domestic economies supported by benign fiscal and monetary policies, Europe should be able to withstand a limited decline in external demand. It is the linkage with the U.S. which is most sensitive. If the U.S. dollar weakens importantly or the U.S. economy grinds to a halt as a result of Asian events, Europe would be adversely impacted.

The next year will be a watershed with the move to EMU proceeding from the decision on participants in the spring of 1998 to implementation on January 1, 1999. It now appears that EMU will be broadly based with 11 members, including Spain, Portugal, and Italy. Greece will not make the criteria for the

                    7 - Scudder Greater Europe Growth Fund
first round, and Denmark and Sweden remain unwilling to participate. The U.K. government, under the new leadership of Tony Blair, has formally announced that Britain will not join before the next general election but will work to prepare for membership thereafter.

                      Portfolio Focus on Growth and Change

The Fund's strategy is focused on identifying companies in Europe poised for growth on the basis of effective positioning in new or growing markets, as well as companies restructuring or undergoing change in which a new focus consistent with public shareholder interests may enhance returns.

The sector weightings of the Fund reflect our focus on growth and change. Currently, finance is the largest industry weighting, accounting for nearly 30% of the portfolio. The European banking and insurance scene is undergoing tremendous change, as consolidation is pushed forward by the opportunity and threat of EMU, and the need to cut costs given increased competition and structurally declining margins. From a growth perspective, banking and insurance companies will serve burgeoning demand for savings and investment products from aging European populations faced with shrinking social welfare benefits. The consolidation of this industry is gathering pace. Three major European transactions in banking and insurance were announced in just a single day in October. The Fund profited from its holdings in four of the companies involved:
AGF (France), Generali (Italy), BAT (UK), and Merita (Finland). Earlier this year, Bayerische Vereinsbank, another Fund holding, merged with another German bank, creating scale and cost advantages.

Most of the Fund's holdings in the technology area are companies that are involved in rapidly growing segments and are in many cases global industry leaders. These include CAD/CAM provider Dassault Systemes (France), telecommunications companies Ericsson (Sweden) and Nokia (Finland), and software manufacturers SAP (Germany) and Misys (UK). The fund also holds positions in leading investment technology consultancy firms Cap Gemini (France) and Getronics (Netherlands), which are enjoying booming business as European industries face up to the dual challenges of the Euro and the millennium.

                              Positive Outlook for
                                European Equities

We remain optimistic about the prospects for European equity markets. Corporate earnings have been expanding at an impressive rate, often exceeding expectations, and look set to record further strong increases next year. European economic growth is accelerating. Investment spending -- which has lagged in recent years -- is picking up. Still, there are concerns to monitor. The path to the Euro may not be a smooth one, and a substantial fall in the U.S. dollar or global deflationary impulses emanating from Asia may disturb markets. Nevertheless, there should be underlying support for healthy equity markets from the mergers and acquisition boom. In addition, the development of a more equity-oriented culture in Europe, with managements newly attuned to shareholder

                     8 - Scudder Greater Europe Growth Fund
interests and increasing numbers of Europeans interested in investing in equities, suggests a marketplace of increasing opportunities for all investors in Europe.

Sincerely,

Your Portfolio Management Team

/s/Carol L. Franklin          /s/Joan R. Gregory

Carol L. Franklin             Joan R. Gregory

/s/Nicholas Bratt

Nicholas Bratt

                             Scudder Greater Europe
                                  Growth Fund:
                          A Team Approach to Investing

  Scudder Greater Europe Growth Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

  Carol L. Franklin, Lead Portfolio Manager, sets Fund investment strategy and oversees its daily operation. Ms. Franklin joined Scudder in 1981 and has ten years of European research and investment management experience. Nicholas Bratt, Portfolio Manager, helps set the Fund's general investment strategies. Mr. Bratt has over 20 years of experience in worldwide investing and has been with Scudder since 1976. Joan R. Gregory, Portfolio Manager, focuses on stock selection, a role she has played since she joined Scudder in 1992. Ms. Gregory has been involved with investment in global and international stocks as an assistant portfolio manager since 1989.


                     9 - Scudder Greater Europe Growth Fund

                                       Glossary of Investment Terms


 CURRENCY EXCHANGE RATE      The price at which one country's currency can be
                             exchanged into another currency. When a country's currency rises relative to other currencies, this decreases the buying power of foreign purchasers of that country's goods and services and tends to hurt the earnings of companies that export; by contrast, a weak currency promotes exports. From the perspective of a U.S. investor in overseas securities, a weakening U.S. dollar adds to total returns, as assets denominated in foreign currencies then translate into more in dollar terms; a strengthening dollar relative to foreign currencies reduces returns to U.S. investors.

 DIVIDEND YIELD              With stocks, a company's payment out of earnings
                             to shareholders divided by its share price. For example, a stock that sells for $10 and pays annual dividends totaling $1 has a yield of 10%;
                             if the stock price goes up to $20, the yield would fall to 5%.

 EMU (EUROPEAN MONETARY      A proposed integration of European economies
 UNION)                      involving among other changes a move to a single
                             currency for member nations. To qualify for EMU membership, nations will be required to meet certain guidelines concerning total governmental debt and annual budget deficits, designed to ensure a strong common currency.

 FUNDAMENTAL RESEARCH        Analysis of companies based on the projected
                             impact of management, products, sales, and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

 GROWTH STOCK                Stock of a company that has displayed above
                             average earnings growth and is expected to continue to increase profits rapidly going forward. Stocks of such companies usually trade at higher multiples to earnings (see price/earnings ratio) and experience more price volatility than the market as a whole. Distinct from value stock.

 LIQUIDITY                   A stock that is liquid has enough shares
                             outstanding and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant move in its market price as a result.

                    10 - Scudder Greater Europe Growth Fund

 MARKET CAPITALIZATION       The value of a company's outstanding shares of
                             common stock, determined by the number of shares outstanding multiplied by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalization.
                             "Large-cap" stocks tend to be more liquid.

 PRICE/EARNINGS RATIO        A widely used gauge of a stock's valuation, that
                             indicates what investors are paying for a company's earning power at the current stock price. May be based on a company's projected earnings for the coming 12 months. A higher
                             "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointments.

 VALUE STOCK                 A company whose stock price does not fully reflect
                             its intrinsic value, as indicated by
                             price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall.
                             Value stocks tend to display less price volatility and may carry higher dividend yields. Distinct from growth stock.

 WEIGHTING (OVER/UNDER)      Refers to the allocation of assets -- usually in
                             terms of sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.


(Sources: Scudder; Barron's Dictionary of Finance and Investment Terms)

                     11 - Scudder Greater Europe Growth Fund

            Investment Portfolio as of October 31, 1997

                                                                                                       Principal      Market
                                                                                                       Amount ($)   Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.3%
-----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 10/31/97 at 5.7%, to be
  repurchased at $605,287 on 11/3/97, collateralized by a $615,000 U.S. Treasury                                   ---------
  Note, 5.875%, 10/31/98 (Cost $605,000) ...........................................................    605,000      605,000
                                                                                                                   ---------

                                                                                                        Shares
-----------------------------------------------------------------------------------------------------------------------------
Common Stocks 99.7%
-----------------------------------------------------------------------------------------------------------------------------
Austria 0.7%
Schoeller-Bleckmann Oilfield Equipment AG* (Manufacturer of components for oil and
  gas drilling equipment) ..........................................................................     11,000    1,300,944
                                                                                                                   ---------
Finland 4.9%
Merita Ltd. "B" (Financial services group) .........................................................    410,100    1,979,553
Metsa-Serla Oy "B" (Manufacturer of papers, corrugated and paper board, soft and
  hardwood pulp) ...................................................................................    172,000    1,511,044
Nokia AB Oy "A" (Leading manufacturer of telecommunications equipment and
  cellular telephones) .............................................................................     16,260    1,419,045
Pohjola Insurance Co., Ltd. "B" (Insurance company) ................................................     58,000    2,217,331
TT Tieto Oy "B" (Manufacturer of computer software) ................................................     19,000    2,127,742
                                                                                                                   ---------
                                                                                                                   9,254,715
                                                                                                                   ---------
France 19.7%
Accor SA (Catering, hotels, travel services) .......................................................     18,450    3,435,236
Alcatel Alsthom (Manufacturer of transportation, telecommunication and energy equipment) ...........     16,985    2,049,419
Altran Technologies, SA (Engineering and consulting services for aerospace, telecommunications
  and electronics fields) ..........................................................................      3,300      881,030
Assurances Generales de France* (Health, life, fire, accident and special risk insurance) ..........     59,000    3,104,321
Banque Nationale de Paris SA (CI) (Bank) ...........................................................     27,000    1,193,603
Cap Gemini Sogeti SA (Software consultants) ........................................................     29,635    2,353,024
Compagnie Financiere de Paribas (Finance and investment company) ...................................     18,000    1,307,190
Compagnie Generale des Eaux (Water utility) ........................................................     11,050    1,285,407
Compagnie Generale des Eaux Warrants ...............................................................     14,800        7,826
Comptoirs Modernes (Operator of supermarkets, grocery and department stores) .......................      2,830    1,285,416
Dassault Systemes S.A. (Computer aided design, manufacturing and engineering
  software products) ...............................................................................    130,400    3,910,926
Le Carbone-Lorraine (Manufacturer of industrial and technological systems and components) ..........      8,240    2,185,620


    The accompanying notes are an integral part of the financial statements.

                     12 - Scudder Greater Europe Growth Fund

                                                                                                                 Market
                                                                                                    Shares     Value ($)
-------------------------------------------------------------------------------------------------------------------------
Pinault-Printemps, SA (Distributor of consumer goods) ......................................         2,796     1,278,698
Rhone-Poulenc SA "A"* (Medical, agricultural and consumer chemicals) .......................        38,567     1,681,550
Schneider SA (Manufacturer of electronic components and automated manufacturing systems) ...        37,592     2,007,253
Scor SA (Property, casualty and life reinsurance company) ..................................        44,100     2,048,176
Societe Lyonnaise des Eaux SA (Water utility) ..............................................        13,100     1,360,361
Societe Nationale Elf Aquitaine (Petroleum company) ........................................        16,125     1,995,969
Synthelabo SA (Pharmaceutical and biomedical company) ......................................        11,200     1,318,389
Total SA "B" (International oil and gas exploration, development and production) ...........        18,323     2,032,977
                                                                                                              ----------
                                                                                                              36,722,391
                                                                                                              ----------
Germany 11.7%
Allianz AG (Multi-line insurance company) ..................................................         8,100     1,803,862
Bayerische Vereinsbank AG (Commercial bank) ................................................        30,600     1,774,633
Commerzbank AG (Worldwide multi-service bank) ..............................................        73,300     2,486,835
Deutsche Bank AG (Bank) ....................................................................        22,800     1,491,527
Dresdner Bank AG (Universal bank) ..........................................................        30,000     1,226,585
Fresenius AG (pfd.) (Manufacturer and distributor of pharmaceutical and medical
  systems products) ........................................................................         1,153       194,585
Fresenius AG (pfd.) ........................................................................        10,380     1,589,236
RWE AG (pfd.) (Producer and marketer of petroleum and chemical products) ...................        31,150     1,123,662
SAP AG (pfd.) (Computer software manufacturer) .............................................         7,450     2,218,625
SGL Carbon AG (Manufacturer of specialized graphite products) ..............................        13,600     1,908,717
Schering AG (Pharmaceutical and chemical producer) .........................................        14,150     1,371,261
Siemens AG (Leading electrical engineering and electronics company) ........................        23,000     1,415,241
VIAG AG (Provider of electrical power and natural gas services, aluminum products,
  chemicals, ceramics and glass) ...........................................................         2,100       974,917
Volkswagen AG (pfd.) (Manufacturer of automobiles) .........................................         5,385     2,442,191
                                                                                                              ----------
                                                                                                              22,021,877
                                                                                                              ----------
Hungary 0.6%
Graboplast Rt (Producer of home improvement materials, artificial leather and
  book bindings) ...........................................................................        20,500     1,105,632
                                                                                                              ----------
Ireland 1.5%
Bank of Ireland PLC (Bank) .................................................................       100,000     1,265,863
Irish Life PLC (Provider of life and disability insurance and pensions) ....................       294,718     1,550,777
                                                                                                              ----------
                                                                                                               2,816,640
                                                                                                              ----------
Italy 7.8%
Aeroporti di Roma SpA* (Management of Fiumicino and Ciampino airports) .....................       206,000     1,867,806
Alleanza Assicurazioni (Life insurance company) ............................................       155,000     1,333,082
Assicurazioni Generali SpA* (Life and property insurance company) ..........................       137,000     3,061,972


    The accompanying notes are an integral part of the financial statements.

                     13 - Scudder Greater Europe Growth Fund

                                                                                                                 Market
                                                                                                    Shares     Value ($)
-------------------------------------------------------------------------------------------------------------------------
Banca Popolare di Brescia (Cooperative bank) ...............................................       266,000     1,994,804
La Rinascente SpA (Department store chain) .................................................        77,000       570,623
La Rinascente SpA di Risparmio .............................................................       665,000     2,198,996
Saipem SpA (International contractor in oil and gas exploration and drilling, construction
  of refineries and pipelines) .............................................................       260,000     1,459,286
Telecom Italia SpA*(Telecommunications, electronics, network construction) .................       550,000     2,221,435
                                                                                                              ----------
                                                                                                              14,708,004
                                                                                                              ----------
Netherlands 5.9%
Akzo-Nobel NV (Chemical producer) ..........................................................        12,500     2,198,812
Getronics NV (Provider of computer installation and maintenance services) ..................        60,584     1,996,830
Koninklijke Nedlloyd Groep NV (Container shipping and transportation) ......................        54,000     1,602,118
Philips Electronics NV (Leading manufacturer of electrical equipment) ......................        36,130     2,823,817
Unilever NV (Producer of packaged consumer goods, food, detergent, personal care items) ....        28,480     1,511,279
Vedior NV CVA (Temporary employment services) ..............................................        41,808       857,743
                                                                                                              ----------
                                                                                                              10,990,599
                                                                                                              ----------
Poland 0.4%
Computerland Poland S.A.* (Provider of computer services and systems) ......................        44,356       789,117
                                                                                                              ----------
Portugal 5.7%
Banco Comercial Portugues (Commercial bank) ................................................        75,000     1,526,869
Cimentos de Portugal S.A. (Manufacturer of cement, ready mix concrete and aggregates) ......        85,000     2,150,981
Electricidade de Portugal* (Transmits and distributes electricity) .........................        96,500     1,695,678
Portugal Telecom SA (Telecommunication services) ...........................................        56,900     2,334,566
Semapa S.A. (Cement producer) ..............................................................        53,000     1,223,657
Telecel-Comunicacoes Pessoais, S.A.* (Cellular communication services) .....................        18,583     1,680,237
                                                                                                              ----------
                                                                                                              10,611,988
                                                                                                              ----------
Spain 4.0%
Banco Bilbao Vizcaya SA (Commercial bank) ..................................................        81,000     2,166,014
Compania Telefonica Nacional de Espana S.A. (Telecommunication services) ...................        67,000     1,828,487
Tabacalera, S.A. "A" (Manufactures, sells, imports and exports tobacco products) ...........        21,000     1,512,889
Telepizza, S.A.* (Operator of fast-food pizza restaurants in Spain, Portugal, Poland, Mexico
  and Chile) ...............................................................................        29,100     1,998,412
                                                                                                              ----------
                                                                                                               7,505,802
                                                                                                              ----------
Sweden 3.1%
L.M. Ericsson Telephone Co. "B" (ADR) (Leading manufacturer of cellular telephone equipment)        48,220     2,133,735
Skandia Foersaekrings AB (Free) (Financial conglomerate) ...................................        80,300     3,745,685
                                                                                                              ----------
                                                                                                               5,879,420
                                                                                                              ----------


    The accompanying notes are an integral part of the financial statements.

                     14 - Scudder Greater Europe Growth Fund

                                                                                                                 Market
                                                                                                    Shares     Value ($)
-------------------------------------------------------------------------------------------------------------------------
Switzerland 9.1%
Ciba Specialty Chemical (Registered)* (Manufacturer of chemical products for plastics, coatings,
  fibers and fabrics) ..........................................................................    10,237     1,004,845
Clariant AG (Registered) (Manufacturer of color chemicals) .....................................     2,683     2,062,815
Credit Suisse Group (Registered)* (Provider of bank services, management services and
  life insurance) ..............................................................................    17,835     2,511,389
Holderbank Financiere Glaris AG (Bearer) (Cement producer) .....................................       958       770,750
Novartis AG (Bearer) (Pharmaceutical company) ..................................................       938     1,478,515
Novartis AG (Registered) .......................................................................     1,345     2,105,643
Roche Holdings AG (PC) (Producer of drugs and medicines) .......................................       226     1,985,244
Schweizerische Lebensversicherungs und Rentenanstalt AG (Global life insurance company) ........     3,300     2,233,295
Swiss Bank Corp. (Registered) (Universal bank) .................................................     5,300     1,424,507
Union Bank of Switzerland (Bearer) (Universal bank) ............................................     1,350     1,553,541
                                                                                                              ----------
                                                                                                              17,130,544
                                                                                                              ----------
United Kingdom 23.8%
Avis Europe PLC (Car rental services) .......................................................... 1,665,000     4,162,123
B.A.T. Industries PLC (Tobacco, retailing, and financial services) .............................   114,000       997,410
BOC Group PLC (Producer of industrial gases) ...................................................   129,618     2,181,125
Barclays PLC (Commercial and investment banking, insurance and other financial services) .......   117,216     2,936,034
British Petroleum PLC (Major integrated world oil company) .....................................   137,040     2,014,030
Compass Group PLC (International catering group) ...............................................   172,400     1,822,184
General Electric Co., PLC (Manufacturer of power, communications and defense equipment
  and other various electrical components) .....................................................   332,000     2,120,765
Glaxo Wellcome PLC (Pharmaceutical company) ....................................................    81,218     1,730,495
Granada Group PLC (Television systems and broadcast, travel and leisure services, entertainment
  and theme park operator) .....................................................................   174,500     2,406,477
Lloyds TSB Group PLC (Banking and financial services) ..........................................   167,000     2,087,311
Misys (Jersey) Ltd. (Software and hardware computer solutions, support and data services for
  various industries) ..........................................................................    21,914       545,043
Misys PLC ......................................................................................   168,700     4,279,384
Next PLC (Retailer of clothing, accessories and fashion jewelry, also through home shopping) ...    94,000     1,119,697
Norwich Union PLC* (Multi-line insurance company) ..............................................   402,750     2,297,360
Pearson PLC (Diversified media and entertainment holding company) ..............................   167,000     2,157,355
PowerGen PLC (Electric utility) ................................................................   249,164     2,771,489
Royal & Sun Alliance Insurance Group PLC (Multi-line insurance holding company) ................   243,000     2,329,898
SmithKline Beecham PLC (Manufacturer of ethical drugs and healthcare products) .................   216,764     2,054,707
WPP Group PLC (Advertising agency) .............................................................   496,000     2,263,419


    The accompanying notes are an integral part of the financial statements.

                     15 - Scudder Greater Europe Growth Fund

                                                                                                         Market
                                                                                            Shares     Value ($)
-----------------------------------------------------------------------------------------------------------------
Zeneca Group PLC (Holding company, manufacturing and marketing of pharmaceutical and
  agrochemical products and specialty chemicals) ...................................        77,600      2,448,865
                                                                                                       ----------
                                                                                                       44,725,171
                                                                                                       ----------
United States 0.8%
Autoliv Inc. (Manufacturer of automobile safety bags) ..............................        39,700      1,565,669
-----------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $149,149,541)                                                               187,128,513
-----------------------------------------------------------------------------------------------------------------
                                                                                        Principal
                                                                                          Amount
-----------------------------------------------------------------------------------------------------------------
Purchased Options 0.0%
-----------------------------------------------------------------------------------------------------------------

France
                                                                                                       ----------
Put on French Francs, strike price FRF 6.32, expire 2/17/98 (Cost $670,950) ....   FRF 213,000,000         59,325
                                                                                                       ----------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $150,425,491) (a)                                          187,792,838
-----------------------------------------------------------------------------------------------------------------

*   Non-income producing security.

(a) The cost for federal income tax purposes was $150,461,277. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $37,331,561. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $39,459,214 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,127,653.

Transactions in written call options on currencies during the year ended October 31, 1997 were:

                                       Principal Amount       Premiums
                                            (000s)          Received ($)
                                  ----------------------------------------
 Outstanding at
     October 31, 1996 ...........    FRF             --             --
     Contracts written ..........    FRF        213,000        670,950
     Contracts closed ...........    FRF             --             --
                                  ----------------------------------------
 Outstanding at
     October 31, 1997
     (strike price FRF 5.983,
     expires 2/17/98) ...........    FRF        213,000        670,950
                                          =============     ==========

Currency Abbreviations:
FRF      French Franc


    The accompanying notes are an integral part of the financial statements.

                    16 - Scudder Greater Europe Growth Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                             as of October 31, 1997

Assets
---------------------------------------------------------------------------------------
     Investments, at market (identified cost $150,425,491) ...........     $187,792,838
     Cash ............................................................           17,177
     Receivable for investments sold .................................        5,629,550
     Receivable for Fund shares sold .................................        4,448,437
     Dividends and interest receivable ...............................          132,947
     Foreign taxes recoverable .......................................          245,884
     Deferred organization expenses ..................................           22,836
     Other assets ....................................................            2,120
                                                                          -------------
     Total assets ....................................................      198,291,789

Liabilities
---------------------------------------------------------------------------------------
     Payable for investments purchased ...............................           15,690
     Payable for Fund shares redeemed ................................          640,060
     Written options, at value (premiums received $670,950) ..........        1,743,011
     Accrued management fee ..........................................          174,973
     Other accrued expenses and payables .............................          203,720
                                                                          -------------
     Total liabilities ...............................................        2,777,454
     ----------------------------------------------------------------------------------
     Net assets, at market value                                           $195,514,335
     ----------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------
     Net assets consist of:
     Undistributed net investment income .............................        5,207,695
     Unrealized appreciation (depreciation) on:
        Investments ..................................................       37,367,347
        Written options ..............................................       (1,072,061)
        Foreign currency related transactions ........................            6,057
     Accumulated net realized gain ...................................       12,354,089
     Paid-in capital .................................................      141,651,208
     ----------------------------------------------------------------------------------
     Net assets, at market value                                           $195,514,335
     ----------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------
     Net Asset Value, offering and redemption price per share
       ($195,514,335 / 9,234,823 shares of capital stock outstanding,      ------------
       $.01 par value, 100,000,000 shares authorized) ................           $21.17
                                                                           ------------

    The accompanying notes are an integral part of the financial statements.

                    17 -- Scudder Greater Europe Growth Fund

                             Statement of Operations

                           year ended October 31, 1997

Investment Income
-------------------------------------------------------------------------------------
     Dividends (net of foreign taxes withheld of $408,107) ..........      $2,569,379
     Interest .......................................................         617,376
                                                                         ------------
                                                                            3,186,755
                                                                         ------------
     Expenses:
     Management fee .................................................       1,754,310
     Services to shareholders .......................................         619,060
     Custodian and accounting fees ..................................         354,027
     Directors' fees and expenses ...................................          63,400
     Auditing .......................................................          53,666
     Reports to shareholders ........................................          75,863
     Amortization of organization expense ...........................          11,855
     Registration fees ..............................................          27,573
     Legal ..........................................................          13,134
     Other ..........................................................          40,962
                                                                         ------------
     Total expenses before reductions ...............................       3,013,850
     Expense reductions .............................................        (100,865)
                                                                         ------------
     Expenses, net ..................................................       2,912,985
     --------------------------------------------------------------------------------
     Net investment income                                                    273,770
     --------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------------
     Net realized gain (loss) from:
     Investments ....................................................      12,446,393
     Foreign currency related transactions ..........................       4,955,407
                                                                         ------------
                                                                           17,401,800
                                                                         ------------
     Net unrealized appreciation (depreciation) during the period on:
     Investments ....................................................      19,821,704
     Written options ................................................      (1,072,061)
     Foreign currency related transactions ..........................           3,224
                                                                         ------------
                                                                           18,752,867
     --------------------------------------------------------------------------------
     Net gain on investment transactions                                   36,154,667
     --------------------------------------------------------------------------------

     --------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                 $36,428,437
     --------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                     18 - Scudder Greater Europe Growth Fund

                       Statements of Changes in Net Assets

                                                                           Years Ended October 31,
Increase (Decrease) in Net Assets                                          1997               1996
------------------------------------------------------------------------------------------------------
     Operations:
     Net investment income ........................................     $    273,770      $    537,629
     Net realized gain from investment transactions ...............       17,401,800           986,362
     Net unrealized appreciation on investment transactions
       during the period ..........................................       18,752,867        13,130,041
                                                                       -------------     -------------
     Net increase in net assets resulting from operations .........       36,428,437        14,654,032
                                                                       -------------     -------------
     Distributions to shareholders from:
     Net investment income ........................................         (490,975)         (320,199)
                                                                       -------------     -------------
     Net realized gains ...........................................       (1,145,609)         (427,101)
                                                                       -------------     -------------
     Fund share transactions:
     Proceeds from shares sold ....................................      279,382,379       110,490,941
     Net asset value of shares issued to shareholders in
       reinvestment of distributions ..............................        1,574,869           727,064
     Cost of shares redeemed ......................................     (240,534,824)      (45,416,671)
                                                                       -------------     -------------
     Net increase in net assets from Fund share transactions ......       40,422,424        65,801,334
                                                                       -------------     -------------
     Increase in net assets .......................................       75,214,277        79,708,066
     Net assets at beginning of period ............................      120,300,058        40,591,992
     Net assets at end of period (including undistributed net          -------------     -------------
       investment income of $5,207,695 and $459,368, respectively)      $195,514,335      $120,300,058
                                                                       -------------     -------------

Other Information
------------------------------------------------------------------------------------------------------
     Increase (decrease) in Fund shares
     Shares outstanding at beginning of period ....................        6,993,392         2,901,077
                                                                       -------------     -------------
     Shares sold ..................................................       14,311,846         6,939,733
     Shares issued to shareholders in reinvestment of distributions           88,625            52,194
     Shares redeemed ..............................................      (12,159,040)       (2,899,612)
                                                                       -------------     -------------
     Net increase in Fund shares ..................................        2,241,431         4,092,315
                                                                       -------------     -------------
     Shares outstanding at end of period ..........................        9,234,823         6,993,392
                                                                       -------------     -------------


    The accompanying notes are an integral part of the financial statements.

                     19 - Scudder Greater Europe Growth Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                    For the Period
                                                                                     October 10,
                                                                                         1994
                                                                                    (commencement
                                                                                  of operations) to
                                                      Years Ended October 31,        October 31,
                                                     1997 (a)  1996 (a)  1995            1994
---------------------------------------------------------------------------------------------------
                                                      ---------------------------------------------
Net asset value, beginning of period ..........       $17.20    $13.99    $12.18        $12.00
                                                      ---------------------------------------------
Income from investment operations:
Net investment income .........................          .03       .13       .13           .01
Net realized and unrealized gain on investment
   transactions ...............................         4.14      3.33      1.70           .17
                                                      ---------------------------------------------
Total from investment operations ..............         4.17      3.46      1.83           .18
                                                      ---------------------------------------------
Less distributions from:
Net investment income .........................         (.06)     (.11)     (.02)           --
Net realized gains on investment transactions .         (.14)     (.14)       --            --
                                                      ---------------------------------------------
Total distributions ...........................         (.20)     (.25)     (.02)           --
                                                      ---------------------------------------------

                                                      ---------------------------------------------
Net asset value, end of period ................       $21.17    $17.20    $13.99        $12.18
---------------------------------------------------------------------------------------------------
Total Return (%) (b) ..........................        24.47     25.11     15.06          1.50**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ........          196       120        41             8
Ratio of operating expenses, net to average
   daily net assets (%) .......................         1.66      1.50      1.50          1.50*
Ratio of operating expenses before expense
   reductions, to average daily net assets (%).         1.72      1.97      2.74         11.46*
Ratio of net investment income to average daily
   net assets (%) .............................          .16       .82      1.25          2.40*
Portfolio turnover rate (%) ...................         88.8      39.0      27.9            --
Average commission rate paid (c) ..............       $.0562    $.0509    $   --        $   --

(a) Based on monthly average shares outstanding during the period.

(b) Total returns would have been lower had certain expenses not been reduced.

(c) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after October 31, 1996.

*   Annualized

**  Not annualized


                     20 - Scudder Greater Europe Growth Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Greater Europe Growth Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market investments having an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options and wrote call options on currencies primarily as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.


                     21 - Scudder Greater Europe Growth Fund

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

      (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.


                     22 - Scudder Greater Europe Growth Fund

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The difference primarily relates to investments in foreign denominated investments, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the year ended October 31, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $186,940,306 and $144,351,268, respectively.

                               C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund has agreed to pay to the Adviser a fee equal to an annualized rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Adviser agreed not to impose all or a portion of its management fee until February 28, 1997, and during such period to maintain the annualized expenses of the Fund at not more than 1.50% of average daily net assets. For the year ended October 31, 1997, the Adviser did not impose a portion of its management fee amounting to $100,865, and the amount imposed amounted to $1,653,445.


                     23 - Scudder Greater Europe Growth Fund

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close by the end of the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1997, the amount charged by SSC aggregated $471,548, of which $38,097 was unpaid at October 31, 1997.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended October 31, 1997, the Special Servicing Agreement expense charged to the Fund amounted to $2,683.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended October 31, 1997, the amount charged by STC aggregated $26,160, of which $2,340 was unpaid at October 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Fund. For the year ended October 31, 1997, the amount charged by SFAC aggregated $135,790, of which $24,234 was unpaid at October 31, 1997.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1997, Directors' fees and expenses aggregated $63,400.

                               D. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                     24 - Scudder Greater Europe Growth Fund

                        Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder Greater Europe Growth Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Greater Europe Growth Fund, including the investment portfolio, as of October 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period October 10, 1994 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Greater Europe Growth Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period October 10, 1994 (commencement of operations) to October 31, 1994, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
December 19, 1997


                     25 - Scudder Greater Europe Growth Fund

                                 Tax Information

The Fund will mail shareholders IRS Form 1099-Div in late January, summarizing all taxable distributions paid for 1997.

The Fund paid distributions of $0.01 per share from net long-term capital gains during its fiscal year ended October 31, 1997.

Pursuant to section 852 of the Internal Revenue Code, the Fund designates $9,888,827 as capital gain dividends for its fiscal year ended October 31, 1997.

The Fund paid foreign taxes of $408,107 and the Fund recognized $1,983,159 of foreign source income during the fiscal year ended October 31, 1997. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.04 per share of foreign taxes and $0.21 of income from foreign sources as having been paid in the fiscal year ended October 31, 1997.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


                             Officers and Directors

Daniel Pierce*
Chairman of the Board and
Director

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive Officer,
Scientific Learning Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter Capital
Management Corporation

William H. Gleysteen, Jr.
Director; Consultant; Guest
Scholar, Brookings Institute

William H. Luers
Director; President, The
Metropolitan Museum of Art

Wilson Nolen
Director; Consultant

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Robert W. Lear
Honorary Director;
Executive-in-Residence, Visiting
Professor, Columbia University
Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus and Director, Kirby
Corporation

Elizabeth J. Allan*
Vice President

Joyce E. Cornell*
Vice President

Richard W. Desmond*
Assistant Secretary

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

David S. Lee*
Vice President and Assistant
Treasurer

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant
Treasurer

                         *Scudder, Stevens & Clark, Inc.

                     26 - Scudder Greater Europe Growth Fund

                           Stockholder Meeting Results

A Special Meeting of Stockholders (the "Meeting") of Scudder Greater Europe Growth Fund (the "Fund") was held on October 27, 1997, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the stockholders (the resulting votes for each matter are presented below.) With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide stockholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1.    To elect Directors.
                                                       Number of Votes:
                                                       ----------------

                     Director                     For                  Withheld
                     --------                     ---                  --------

        Paul Bancroft III                      5,342,349               250,631

        Sheryle J. Bolton                      5,343,798               249,182

        William T. Burgin                      5,345,295               247,685

        Thomas J. Devine                       5,340,833               252,147

        Keith R. Fox                           5,347,952               245,028

        William H. Gleysteen, Jr.              5,338,659               254,321

        William H. Luers                       5,343,820               249,160

        Wilson Nolen                           5,341,567               251,413

        Daniel Pierce                          5,342,687               250,293

        Kathryn L. Quirk                       5,337,010               255,970

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

          For           Against          Abstain         Broker Non-Votes*
          ---           -------          -------         -----------------

       5,178,811        246,602          167,567              232,874

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise. (Approved on December 2, 1997.)


                                Number of Votes:
                                ----------------

          For            Against         Abstain         Broker Non-Votes*
          ---            -------         -------         -----------------

       4,732,655         544,843         238,957              222,147


                    27 - Scudder Greater Europe Growth Fund

4. To approve changes to certain fundamental investment policies.


                                                                         Number of Votes:
                                                                         ----------------

          Fundamental Policies                   For               Against              Abstain        Broker Non-Votes*
          --------------------                   ---               -------              -------        -----------------

       4.1  diversification                   4,676,485            425,243              258,378             232,874

       4.2  borrowing                         4,615,366            484,787              259,993             232,874

       4.3  senior securities                 4,664,599            434,472              261,035             232,874

       4.4  commodities                       4,661,242            440,952              257,912             232,874

       4.5  concentration                     4,662,577            440,142              257,387             232,874

       4.6  underwriting of securities        4,665,467            433,310              261,329             232,874

       4.7  investment in real estate         4,661,110            441,998              256,998             232,874

       4.8  lending                           4,651,379            408,685              300,042             232,874


5. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

          For                      Against                    Abstain
          ---                      -------                    -------

       5,286,486                   111,116                    195,378


* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                    28 - Scudder Greater Europe Growth Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                     29 - Scudder Greater Europe Growth Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                     30 - Scudder Greater Europe Growth Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                     31 - Scudder Greater Europe Growth Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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